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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                           ------------------------

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported)          June 30, 1995
                                                 ------------------------------

                            MERCHANTS GROUP, INC.
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            (Exact name of registrant as specified in its charter)


Delaware                                1-9640                  16-1280763
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(State or other jurisdiction         (Commission            (I.R.S. Employer
       of incorporation)             File Number)           Identification No.)



250 Main Street, Buffalo, New York                               14202
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code            (716) 849-3333
                                                  -----------------------------



                       This document contains 6 pages.

                   The Exhibit Index is located on Page 4.
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                                   FORM 8-K
                            MERCHANTS GROUP, INC.
                            ---------------------


Item 5.  Other Events
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         On June 30, 1995, the Registrant and Merchants Mutual Insurance
Company issued the press release attached hereto as Exhibit 99, which is incorporated herein by this reference.





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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date : July 5, 1995                     MERCHANTS GROUP, INC.

                                        By:  /s/ Robert M. Zak
                                             -----------------
                                             Robert M. Zak,
                                             Senior Vice President, Chief
                                             Operating Officer, Chief
                                             Financial Officer and
                                             Secretary




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                                EXHIBIT INDEX

                                                                Sequentially
Exhibit No.                     Description                     Numbered Page
- -----------                     -----------                     -------------

        99                   Press Release dated June                  5
                             June 30, 1995







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